UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): July 08, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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Item No. 5   Press release dated 8th July 2004 - Holding(s) in Company

The company has received the following notification:


                                                  Goldman Sachs International
                                                  Peterborough Court
                                                  133 Fleet Street
                                                  London EC4A 2BB
                                                  Tel: 020 7774 1000
Ms Mary Skelley
Marconi Corp. Plc
34 Grosvenor Square
London
W1K 2HD
                                                  7 July 2004

Fax No: 020 7493 1974



Dear Ms Skelley

UK COMPANIES ACT 1985 - SECTIONS 198-203 - Marconi Corp Plc (the "Company")


This notification related to issued ordinary shares in the capital of the Company ("shares") and is given in fulfilment of the obligations imposed by sections 198 to 203 of the Companies Act 1985 (the "Act").

It has come to our attention that at close of business on 6 July 2004, the Goldman Sachs Group, Inc., of 85 Broad Street, New York, NY 10004, USA, was interested in 6,663,484 shares.

Of these 6,663,484 shares:

a) The interest of 267,467 shares arose from the interest help by Goldman, Sachs & Co. ("GS&Co."), a direct subsidiary of GS Inc, acting as custodian. These shares are, or will be, registered in the name of Goldman Sachs Securities (Nominees) Limited.

b) The interest in 13,410 shares arose from the interest held by GS&Co, acting as custodian of 6,705 American Depository Receipts ("ADRs"). These ADRs are, or will be, held in the Depository Trust Company of New York ("DTC").

c) The interest in 200 shares arose from a beneficial interest of 100 ADRs held by GS&Co. These ADRs are, or will be, held at DTC.

d) The interest of 6,310,575 shares arose from a beneficial interest held by Goldman Sachs International ("GSI"), a direct subsidiary of GS Inc. These shares are, or will be, registered at CREST in account CREPTEMP.

e) The interest of 150,000 shares arose from a beneficial interest of 75,000 ADRs held by GSI. These ADRs are, or will be, held at DTC.

f)   The interest of 21,832 shares arose from the interest held by Goldman
     Sachs Trust Company, New York, a direct subsidiary of GS Inc, acting as custodian. These shares are, or will be, registered at Euroclear, Brussels.

A copy of this fax is being sent to you by post. Please do not hesitate to contact me should you have any questions.


Yours sincerely,

Ioanna Bates
For and on behalf of
The Goldman Sachs Group, Inc.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: July 08, 2004